Old Mutual Funds II
Supplement Dated October 5, 2011

This Supplement updates certain information contained in the currently effective Class A, Class C, Class Z and Institutional Class shares Prospectus of Old Mutual Funds II dated July 26, 2011 as supplemented (the “Prospectus”).  You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

The parent company of Old Mutual Capital, Inc. (“OMCAP”) has reached a definitive agreement to sell the portion of its retail asset management business related to the Old Mutual High Yield Fund (the “Fund”) to First Eagle Investment Management, LLC (“First Eagle”).  As a result, OMCAP, the investment manager to the Fund, a series portfolio of Old Mutual Funds II (the “Trust”), expects to propose to the Board of Trustees of the Trust that it approve a reorganization of the Fund into a newly formed mutual fund on the First Eagle platform with substantially the same objectives, investment strategies and risks as the Fund.

If approved by the Board of the Trust, the reorganization would be submitted to shareholders of the Fund their approval.  The transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about the end of December 2011.

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Distributed by Old Mutual Investment Partners
R-11-061   10/2011